UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 21, 2015

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

                On May 21, 2015, Vornado Realty Trust (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Meeting”).  As of March 23, 2015, the record date for shareholders entitled to vote at the Meeting, there were 188,160,623 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote.  Of the Shares entitled to vote at the Meeting, 169,944,113, or approximately 90% of the Shares were present or represented by proxy.  There were four matters presented and voted on.  Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1 – Election of three nominees to serve on the Board of Trustees for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes
Steven Roth	82,852,061	78,624,981	8,467,071
Michael D. Fascitelli	76,627,702	84,849,340	8,467,071
Russell B. Wight, Jr.	34,819,316	126,657,726	8,467,071

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2015.

	For	Against	Abstain
Votes Cast	168,202,993	1,602,796	138,324

Proposal 3 – Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	143,582,847	17,501,907	392,288	8,467,071

Proposal 4 – Non-binding shareholder proposal regarding the appointment of an independent Chairman.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	87,886,371	73,316,191	274,480	8,467,071

In addition to the three nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Candace K. Beinecke, Robert P. Kogod, Dr. Richard R. West, Michael Lynne, David Mandelbaum and Daniel R. Tisch continue to serve as Trustees after the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 26, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: May 26, 2015